EXHIBIT 32.01


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Annual Report on Form 10-K of Swank, Inc. (the "Company") for the fiscal year ended December 31, 2005 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated:  March 31, 2006                /s/ John Tulin
                                       -------------------------
                                       John Tulin, President
                                       (Chief Executive Officer)

 Dated:  March 31, 2006                /s/ Jerold R. Kassner
                                       ---------------------
                                       Jerold R. Kassner, Senior Vice President
                                       and Treasurer
                                       (Chief Financial Officer)

         A signed original of this written statement required by Section 906 has been provided to Swank, Inc. and will be retained by Swank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.